UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): March 23, 2004

PEABODY ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-16463	13-4004153
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Market Street
St. Louis, Missouri	63101-1826
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (314) 342-3400

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ITEM 5. OTHER EVENTS.

     On March 23, 2004, Peabody Energy Corporation (the “Company”) consummated the sale of $250,000,000 aggregate principal amount of the Company’s 5.875% Senior Notes due 2016 (the “Notes”) pursuant to an Underwriting Agreement between the Company, certain guarantors party thereto (the “Guarantors”) and Morgan Stanley & Co. Incorporated, Credit Suisse First Boston LLC and Citigroup Global Markets Inc., as the underwriters. The Notes are guaranteed by the Guarantors. The Notes have been registered under the Securities Act of 1933, as amended (the “Securities Act”) pursuant to an effective shelf registration statement on Form S-3 (Registration No. 333-109906) (the “Registration Statement”). In connection with the sale of the Notes, a final prospectus supplement, dated March 12, 2004, relating to the offer and sale of the Notes, has been filed pursuant to Rule 424(b) promulgated under the Securities Act. The Notes were issued under a first supplemental indenture, which has been filed as an exhibit to this Form 8-K. The Underwriting Agreement and the opinion of Simpson Thacher & Bartlett LLP relating to the sale of the Notes are filed as Exhibits 1.1 and 5.1, respectively, to this Current Report on Form 8-K. The press release relating to the pricing of the Notes is filed as Exhibit 99.1 to this Current Report on Form 8-K.

     On March 23, 2004, the Company and Lehman Brothers Merchant Banking Partners II L.P. and certain of its affiliates (the “Selling Stockholders”) consummated the sale of an aggregate of 19,092,169 shares of the common stock of the Company pursuant to an Underwriting Agreement between the Company, the Selling Stockholders and Morgan Stanley & Co. Incorporated, Lehman Brothers Inc., Credit Suisse First Boston LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bear, Stearns & Co. Inc., A.G. Edwards & Sons, Inc., Legg Mason Wood Walker, Incorporated and Stifel, Nicolaus & Company, Incorporated, as the underwriters, whereby the Company sold 8,825,000 shares of its common stock and the Selling Stockholders sold 10,267,169 shares of the Company’s common stock pursuant to the Registration Statement, as amended and supplemented by the prospectus supplement dated March 17, 2004. The Underwriting Agreement and the opinion of Simpson Thacher & Bartlett LLP relating to the sale of common stock are filed as Exhibits 1.2 and 5.1, respectively, to this Current Report on Form 8-K. The press release relating to the pricing of the common stock is filed as Exhibit 99.2 to this Current Report on Form 8-K.

     Some of the information included or incorporated by reference herein contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are intended to come within the safe harbor protection provided by those sections. These statements relate to future events or our future financial performance. These forward-looking statements are based on numerous assumptions that we believe are reasonable, but they are open to a wide range of uncertainties and business risks and actual results may differ materially from those discussed in these statements.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

1.1	Underwriting Agreement dated March 12, 2004 by and among Peabody Energy Corporation, the guarantors named therein, and Morgan Stanley & Co. Incorporated, Credit Suisse First Boston LLC and Citigroup Global Markets Inc., as the underwriters.

1.2	Underwriting Agreement dated March 17, 2004 by and among Peabody Energy Corporation, the selling stockholders named therein and Morgan Stanley & Co. Incorporated, Lehman Brothers Inc., Credit Suisse First Boston LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bear, Stearns & Co. Inc., A.G. Edwards & Sons,

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Inc., Legg Mason Wood Walker, Incorporated and Stifel, Nicolaus & Company, Incorporated, as the underwriters.

4.1	First Supplemental Indenture, dated as of March 23, 2004, among Peabody Energy Corporation, the guarantors named therein, and U.S. Bank National Association, as trustee.

5.1	Opinion of Simpson Thacher & Bartlett LLP (incorporated by reference to Exhibit 5.1 of the Company’s Form S-3 Registration No. 333-109906).

23.1	Consent of Simpson Thacher & Bartlett (included in Exhibit 5.1).

99.1	Press Release of Peabody Energy Corporation dated March 12, 2004

99.2	Press Release of Peabody Energy Corporation dated March 18, 2004.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 23, 2004
PEABODY ENERGY CORPORATION

	By:	/s/ JEFFERY L. KLINGER

Name: Jeffery L. Klinger Title: Vice President – Legal Services

INDEX TO EXHIBITS

EXHIBIT
NUMBER	DESCRIPTION
1.1	Underwriting Agreement dated March 12, 2004 by and among Peabody Energy Corporation, the guarantors named therein and Morgan Stanley & Co. Incorporated, Credit Suisse First Boston LLC and Citigroup Global Markets Inc., as the underwriters.

1.2	Underwriting Agreement dated March 17, 2004 by and among Peabody Energy Corporation, the selling stockholders named therein and Morgan Stanley & Co. Incorporated, Lehman Brothers Inc., Credit Suisse First Boston LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bear, Stearns & Co. Inc., A.G. Edwards & Sons, Inc., Legg Mason Wood Walker, Incorporated and Stifel, Nicolaus & Company, Incorporated, as the underwriters.

4.1	First Supplemental Indenture, dated as of March 23, 2004, among Peabody Energy Corporation, the guarantors named therein, and U.S. Bank National Association, as trustee.

5.1	Opinion of Simpson Thacher & Bartlett (incorporated by reference to Exhibit 5.1 of the Company’s Form S-3 Registration No. 333-109906).

23.1	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.1).

99.1	Press Release of Peabody Energy Corporation dated March 12, 2004.

99.2	Press Release of Peabody Energy Corporation dated March 18, 2004.